EXHIBIT 23.



                        CONSENT OF INDEPENDENT AUDITORS





We consent to the incorporation by reference in the following Registration Statements of our report dated August 4, 1994 with respect to the consoldiated financial statements and schedule of Universal Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended June 30, 1994.




        Registration Statement
             Number                                  Description

               33-21781                                   Form S-8
               33-38652                                   Form S-8
               33-55140                                   Form S-8
               33-38148                                   Form S-8



                                    /s/ ERNST & YOUNG LLP



Richmond, Virginia
September 27, 1994